Federated Max-Cap Fund
Federated Mid-Cap Fund
Federated Mini-Cap Fund
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(Portfolios of Federated Index Trust)

Supplement to Prospectuses and Statements of Additional Information dated December 31, 2000

A special meeting of the shareholders of Federated Index Trust (the "Trust"), presently consisting of three portfolios: Federated Max-Cap Fund, Federated Mid-Cap Fund and Federated Mini-Cap Fund (each a "Fund", and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 13, 2001. Investors who were shareholders of the Funds on May 17, 2001 will be asked to vote on the following proposals. If approved by shareholders, the changes discussed in Proposals 2 and 3 will take effect July 13, 2001, and the change discussed in Proposal 1 will take effect July 16,2001. Shareholders will be notified if these changes are not approved. Please keep this supplement for your records.

            Proposal 1

               To approve a new subadvisory agreement with Deutsche Asset Management, Inc. for each of the Funds.

            Proposal 2

               To approve a policy to permit the Trust and the Board of Trustees to appoint and replace subadvisers for the Funds and to enter into and amend their subadvisory agreements without further shareholder approval.

            Proposal 3

               To approve a revision of the fundamental investment objective for Federated Max-Cap Fund.

                                                                    May 17, 2001
Cusip 31420E502
Cusip 31420E106
Cusip 31420E403
Cusip 31420E601
Cusip 31420E304
Cusip 31420E205



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